                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 16, 2000
                Date of Report (Date of Earliest Event Reported)

                             HEWLETT-PACKARD COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             DELAWARE                  1-4423                 94-1081436
   ---------------------------------------------------------------------------
   (State or other jurisdiction      (Commission              (I.R.S. Employer
         of incorporation)           File Number)            Identification No.)

                    3000 HANOVER STREET, PALO ALTO, CA 94304
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 (650) 857-1501
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

     On August 16, 2000, Hewlett-Packard Company ("HP") announced that its board of directors has approved a two-for-one stock split, in the form of a stock dividend, which will result in the issuance on October 27, 2000 of one additional share of HP common stock for every share of common stock outstanding for stockholders of record as of the close of business on September 27, 2000. The stock split will not affect the currently declared dividend of $0.16 per share (on a pre-split basis) payable on October 11, 2000 to stockholders of record on September 20, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HEWLETT-PACKARD COMPANY

Date: August 17, 2000                 By:  /s/ Robert P. Wayman
                                           -------------------------------------
                                           Robert P. Wayman
                                           Executive Vice President, Finance
                                           and Administration and Chief
                                           Financial Officer
                                           (Principal Financial Officer)